                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              VYREX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [LETTERHEAD]


May 1, 1998

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders which will be held on Wednesday, June 3rd, 1998 at 10:00 a.m., at the Sea Lodge Hotel, 8110 Camino del Oro, La Jolla, California 92037.

     The enclosed materials include a copy of our 1997 annual report, the Proxy Statement and a proxy card. After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy card in the prepaid envelope addressed to Chase/Mellon Stockholder Services, our agent, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR ATTEND THE ANNUAL MEETING IN PERSON.

     The Board of Directors and Management look forward to seeing you at the meeting.

                                        Sincerely yours,




                                        Sheldon S. Hendler, Ph.D., M.D.
                                        Chairman and Chief Executive Officer

                              VYREX CORPORATION

                              __________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 3, 1998

                              __________________

     The Annual Meeting of Stockholders of Vyrex Corporation (the "Company") will be held at the Sea Lodge Hotel on June 3, 1998 at 10:00 a.m., for the following purposes:

     1.   To elect seven directors to the board.

     2. To ratify the selection of Ernst & Young LLP as the Company's independent auditors.

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

     The Board of Directors has fixed the close of business on April 30, 1998 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at the Secretary's office, 2159 Avenida de la Playa, La Jolla, California, 92037 for ten days prior to the meeting.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE MEETING.

                                        By order of the Board of Directors,




                                        Carl M. Lewis
                                        Secretary


May 1, 1998

                               VYREX CORPORATION

                               __________________

                                PROXY STATEMENT

                               __________________

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Vyrex Corporation, a Nevada corporation (the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders to be held at The Sea Lodge Hotel, La Jolla, California, 92037 at 10:00 a.m. on June 3, 1998, and any adjournment thereof (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot or the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the nominees for director listed in this Proxy Statement and FOR the approval of Ernst & Young LLP as independent auditors described in the Notice of Annual Meeting and in this Proxy Statement.

RECORD DATE AND SHARES OUTSTANDING

     Stockholders of record at the close of business on April 30, 1998 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 7,356,631 shares of Common Stock outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote for each share held as of the record date.

     Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting, may request reasonable assistance or accommodation from the Company by contacting Carl Lewis at Vyrex Corporation,
(619) 454-4446. To provide the Company sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by May 20, 1998.

QUORUM, ABSTENTION, BROKER NON-VOTES

     Directors are elected by a plurality vote. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each matter. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of common stock issued and outstanding on the record date. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

VOTING

     Every stockholder voting at the election of directors may cumulate such stockholders votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than seven candidates. However, no stockholder shall be entitled to cumulate votes unless the candidates name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate the stockholder's vote.

SOLICITATION

     The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees or the Company by personal interview, telephone or facsimile. No additional compensations will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company's Common Stock.

     This Proxy Statement and the accompanying form of proxy are mailed to stockholders on or about May 1, 1998.

                                IMPORTANT

     PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

                          ELECTION OF DIRECTORS

     The Company's articles of Incorporation provide for a classified Board of Directors designated as Class I, Class II and Class III. After the initial term of office of each class, each class shall have a term of three years. At each annual meeting of stockholders thereafter, directors of one class could be elected to succeed the directors of that class whose terms have expired, and each newly elected director will serve a three-year term. While the Company is a Nevada corporation, it is currently classified as a pseudo-foreign corporation under California law based on the number of outstanding securities held of record by persons with addresses in California and the nature of its property, payroll and sales. Therefore, certain provisions of the California General Corporation Law are applicable to the Company, including that it cannot have a classified board of directors until it either (i) is listed on the New York or American Stock Exchange or on the National Market System of the Nasdaq Stock Market and has 800 stockholders, or (ii) is no longer a pseudo-foreign corporation pursuant to California law.

     A board of seven (7) directors is to be elected at the Annual Meeting. Unless otherwise directed, the proxy holders will vote the proxies received by them for the seven nominees named below, all of whom are presently directors of the Company. The seven nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum. The term of office of each person elected to be a director will continue until the next annual meeting of stockholders, or until a successor has been elected and qualified.

     Each of the nominees has been nominated as a director by the Company's Board of Directors. In the event any of such nominees becomes unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of the balance of those named and such other nominees as the Board of Directors may select. The Board of Directors has no reason to believe that any such nominee will be unable or unwilling to serve.

     Set forth below is information regarding the nominees including their principal occupations at present and for the past five years, certain directorships held by each, their ages as of April 30, 1998, and the year in which each became a director of the Company.

                                  NAME AND PRINCIPAL OCCUPATION AT PRESENT              DIRECTOR
                                  AND FOR THE PAST FIVE YEARS; DIRECTORSHIPS            SINCE         AGE
                                  ------------------------------------------            -----         ---
Dennis J. Carlo, Ph.D.            A co-founder of The Immune Response Corp-             1995          54
                                  oration, Dr. Carlo is the President and
                                  Chief Executive Officer.  From 1987-1994,
                                  he served as Chief Scientific Officer and
                                  Chief Operating Officer of the Company.
                                  He was formerly Vice President of Research
                                  and Development and Therapeutic
                                  Manufacturing at Hybritech, Inc., a
                                  biotechnology company acquired in 1986 by
                                  Eli Lilly & Co.  Previously, Dr. Carlo
                                  held various positions at Merck & Co.
                                  Inc., a pharmaceutical company, including
                                  director of developmental and basic
                                  cellular immunology and director of
                                  bacterial vaccines and immunology.  He has
                                  co-authored over 100 articles and
                                  abstracts in the field of immunology. He
                                  was named Biotechnology 1991 Entrepreneur
                                  of the Year.  He is currently a member of
                                  the Board of Directors for The Immune
                                  Response Corporation and for Vyrex
                                  Corporation.  In addition, he is on the
                                  Advisory Council of the Sidney Kimmel
                                  Cancer Center, a Sharp HealthCare
                                  affiliate.  He received his bachelor's,
                                  master's and doctoral degrees from Ohio
                                  State University.

Gregory F. Gilbert, Esq.          President of Biophile, USA, Inc., since 1981          1993          50
                                  and President of Hamilton-Clarke Industries
                                  since 1996. Mr. Gilbert holds a J.D. from the
                                  University of the Pacific, a B.S. in
                                  Engineering from the University of Arizona and
                                  a B.S. in Business from Grand Canyon
                                  University.

Joyce M. Hendler, Ph.D.           A clinical psychologist and media consultant          1991          59
                                  since 1972. She has held a number of teaching
                                  positions, worked in executive training and
                                  development at Revlon Corporation, and edited a
                                  psychology textbook with the late Dr. Stanley
                                  Milgram.  She is a member of the American
                                  Psychological Association. Joyce  M. Hendler is
                                  the wife of Sheldon S. Hendler.

Sheldon S. Hendler, Ph.D., M.D.   Chief Executive Officer of the Company                1991          61
                                  since 1991. Hendler was a founder of the
                                  Company and  has served as Chairman of the
                                  Board of Directors since its inception in 1991.
                                  Dr. Hendler has written books on human aging
                                  and has published widely in biochemistry,
                                  virology, immunology, nutrition and cancer.
                                  Dr. Hendler is an inventor on several patents.
                                  Dr. Hendler is Associate Clinical Professor of
                                  Medicine in the School of Medicine at the
                                  University of California, San


                                     -5-

                                  Diego and an Attending Physician at Mercy
                                  Hospital and Medical Center in San Diego.
                                  He received his Ph.D. in Biochemistry from Columbia University and his M.D. from the University of California, San Diego. Dr.
                                  Hendler is the husband of Dr. Joyce Hendler.

Carl M. Lewis, Esq.               Executive Vice President and General Counsel          1991          46
                                  1997.  From 1996 to 1997, Mr. Lewis was Vice
                                  President of Business Development and Legal
                                  Affairs, and since 1991 has been Secretary,
                                  General Counsel and a Director of the Company.
                                  Mr. Lewis has practiced law in San Diego since
                                  1985.

Nolan E. Penn, Ph.D.              Associate Chancellor (retired) of the Univer-         1995          69
                                  sity of California, San Diego.  Professor of
                                  Psychiatry Emeritus at the School of Medicine,
                                  University of California, San Diego. Former
                                  member of a task force panel for President
                                  Carter's Commission on Mental Health, the
                                  former President of the National Congress of
                                  Black Faculty, and was a Consulting Editor of
                                  the Journal of Consulting and Clinical
                                  Psychiatry.  Dr. Penn was founding Chairman of
                                  the Urban and Rural Studies program at the
                                  Thurgood Marshall College, University of
                                  California, San Diego, and founder and chair of
                                  the Department of Afro-American Studies at the
                                  University of Wisconsin, Madison.

Thomas T. Tierney                 Owner and President of VitaTech International,        1998          59
                                  Inc., of Tustin, California since 1971.
                                  Chairman and co-founder of BodyWise
                                  International, Inc., of Carlsbad, California
                                  since 1988.  Foundation Chairman Designate of
                                  the Board of Trustees for the University of
                                  California, Irvine.  Trustee, Bastyr University
                                  of Seattle, Washington.  Mr. Tierney holds a
                                  Masters of Science degree in Logistics
                                  Management from the Air Force Institute of
                                  Technology as well as Certification as a
                                  Nutrition Specialist.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                         DIRECTOR NOMINEES LISTED ABOVE.

     The Board of Directors held four meetings during the year ended December 31, 1997. Each of the directors except Gregory Gilbert attended all the meetings, and Gregory Gilbert attended one of the four meetings.

COMMITTEES

     The Board of Directors includes a Compensation Committee and an Audit Committee.

     The Members of the Compensation Committee are Dennis Carlo and Nolan Penn. The Compensation Committee held two meetings during 1997. The Compensation Committee's functions are to assist in the administration of, and grant options under, the 1993 Stock Plan and to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company.

     The members of the Audit Committee are Nolan Penn and Dennis Carlo. The Audit Committee's functions are to review the scope of the annual audit, monitor the independent auditor's report, supervise the Company's financial and accounting organization and financial reporting and nominate for stockholder approval at the annual meeting, with the approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed. One meeting was held during 1997.

COMPENSATION OF DIRECTORS

     Outside directors of the Company receive $1,000 per Board meeting for their services as directors, plus an additional $500 for each committee meeting attended. Directors are reimbursed for their expenses for each meeting attended.

           SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of April 30, 1998 as to shares of Common Stock beneficially owned by (i) each of the Company's directors and nominees for director, (ii) the Company's executive officers named in the Summary Compensation Table set forth herein, (iii) the Company's directors and executive officers as a group and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock of the Company. Except as otherwise indicated and subject to applicable community property laws, each person has sole investment and voting power with respect to the shares shown. Ownership information is based upon information furnished to or filed with the Securities and Exchange Commission, by the respective individuals or entities, as the case may be. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such options or warrant for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person.

NAME AND ADDRESS OF                                         NUMBER OF           PERCENT
 BENEFICIAL OWNER                                            SHARES             OF CLASS
-------------------                                         ---------           --------
Sheldon S. Hendler, Ph.D., M.D. (1)                         3,119,667            42%
8575 La Jolla Shores Drive
La Jolla, CA 92037

Biophile USA                                                  500,000             7%
8776 Killdee, Suite 100
Orangevale, CA 95662

William B. Saeger (2)                                         546,647             7%
8401 SW 16 Terrace
Miami, FL 33155

Carl M. Lewis, Esq. (1)(4)                                    266,667             4%

Steven J. Kemper (3)(4)                                        73,438             1%

Gregory F. Gilbert, Esq. (3)(4)                                14,583             0%

Dennis J. Carlo, Ph.D. (3)(4)                                  14,583             0%


                                   -7-

Nolan E. Penn, Ph.D. (3)(4)                                    14,583             0%

Joyce M. Hendler, Ph.D. (4)(5)                                  1,500             0%

Thomas T. Tierney (4)                                               0             0%

Directors and Executive Officers as a Group (9 persons)     3,503,521            47%

(1)  Includes options to purchase 16,667 shares of common stock.

(2) Includes shares over which Mr. Saeger has voting power and is deemed to be the beneficial owner.

(3)  Consists solely of options to purchase common stock.

(4)  Address of beneficial owner is 2159 Avenida de la Playa, La Jolla, CA
     92037

(5) Excludes 3,119,667 shares owned by Sheldon S. Hendler and to which she disclaims beneficial ownership.

There are no arrangements known to the Company which could result in a change of control.

                           EXECUTIVE COMPENSATION

     The following table sets forth the compensation for services to the Company in all capacities for the fiscal year ended December 31, 1997, by those persons who were, respectively, at December 31, 1997 the Company's Chief Executive Officer and the other four most highly compensated executive officers of the Company whose total annual salary and bonus for fiscal year 1997 exceeded $100,000 (the "Named Officers").


                         SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                 ANNUAL COMPENSATION                        AWARDS
                               --------------------------------------------------------  ------------
                                                                  OTHER      RESTRICTED   SECURITIES               ALL OTHER
                                                                 ANNUAL        STOCK      UNDERLYING    LTIP       COMPENSA-
NAME AND PRINCIPAL POSITION    YEAR   SALARY ($)  BONUS ($)   COMPENSATION$    AWARDS     OPTIONS (#)  PAYOUTS      TION ($)
---------------------------    ----   ----------  ---------   -------------  ----------   -----------  -------     -----------
Sheldon S. Hendler             1997    $206,303    $51,250         --            --           --         --        $ 2,359(1)
   Chairman and                1996    $164,675      --            --            --           --         --        $51,820(2)
   Chief Executive Officer     1995    $120,000      --            --            --           --         --        $67,180(3)
                               1994    $120,000

Carl M. Lewis                  1997    $143,764    $33,750         --            --           --         --          --
   Executive Vice President    1996    $101,275      --            --            --           --         --        $ 8,000(4)
   and General Counsel

Steven J. Kemper               1997    $115,429      --          $17,400(5)      --           --         --        $ 1,480(1)
   Chief Financial Officer     1996       --         --            --            --           --         --          --


(1) Consists of amounts contributed to the individual's 401(k) plan by the Company.

(2) Includes $16,000 paid to Dr. Hendler as reimbursement for certain administrative costs during 1996 and $35,820 due from 1995.

(3) Includes $67,180 paid to Dr. Hendler as reimbursement for certain administrative costs.

(4)  Paid to Mr. Lewis as a consultant prior to his employment by Vyrex.

(5)  Paid to Mr. Kemper as a consultant prior to his employment by Vyrex.

PENSION AND LONG-TERM INCENTIVE PLANS

     The Company has no pension or long-term incentive plans.

                               STOCK OPTIONS

     The following tables summarize option grants to and exercises by the Company's Chief Executive Officer and the Named Officers during fiscal 1997. The Company does not grant Stock Appreciation Rights.

                     OPTION GRANTS IN FISCAL YEAR 1997

                                                   INDIVIDUAL GRANTS
                               -----------------------------------------------------------
                               NUMBER OF           % OF
                               SECURITIES      TOTAL OPTIONS     EXERCISE
                               UNDERLYING       GRANTED TO        OR BASE
                                OPTIONS        EMPLOYEES IN        PRICE        EXPIRATION
NAME                           GRANTED (#)      FISCAL YEAR        ($/SH)          DATE
----                           -----------     -------------     --------       ----------
Sheldon S. Hendler .........     40,000             6%             $6.00        4/25/2007
   Chief Executive Officer

Carl M. Lewis ..............     40,000             6%             $6.00        4/25/2007
   Executive Vice President
   and General Counsel

Steven J. Kemper ...........    200,000            30%             $6.00        2/12/2007
   Chief Financial Officer
   and Treasurer

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR END OPTION/SAR VALUES

                                      VALUE
                                     REALIZED
                                      MARKET
                                     PRICE AT        NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                                     EXERCISE       OPTIONS/SAR'S AT FISCAL        IN-THE-MONEY OPTIONS/SAR'S
                      SHARES           LESS                YEAR-END (#)              AT FISCAL YEAR-END ($)
                     ACQUIRED        EXERCISE     ----------------------------    ----------------------------
NAME                EXERCISE (#)     PRICE ($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----------------    ------------     ---------    -----------    -------------    -----------    -------------
Sheldon Hendler         0               0            7,497           32,503            0
Carl Lewis              0               0            7,497           32,503            0               0
Steven J. Kemper        0               0           45,837          154,163            0               0

EMPLOYMENT AGREEMENTS

     Dr. Sheldon Hendler, the Company's Chairman and CEO entered into a one year employment agreement on October 1, 1995. The agreement automatically renews on the anniversary date for an additional year unless previously terminated by the Company. Dr. Hendler's salary under the agreement is set by the Board of Directors and is currently $226,013 per year. The Company has the right to terminate Dr. Hendler's employment agreement for cause or as a result of death or permanent disability. In certain events relating primarily to a merger or reorganization and similar changes in the nature of the

Company, Dr. Hendler is entitled to continue his employment or voluntarily terminate the agreement and receive a severance payment of 2.99 times his annual salary and fringe benefits during the five years preceding the date of termination. Dr. Jarvik, the Company's Vice President, Biology, entered into a fourteen month employment agreement on July 1, 1996. The agreement was extended until December 31, 1997. On March 6, 1998, Dr. Jarvik executed a consulting agreement with the Company which shall terminate June 30, 1998.

TERMINATION AGREEMENT

     On March 24, 1997, the Company's President and Chief Operating Officer, Dannie King, Ph.D. terminated employment with the Company. In connection with the termination agreement, the Company agreed to pay Dr. King $100,000 in the form of salary continuation through September 1997 and to continue existing insurance benefits through the same period.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On December 23, 1996, the Company loaned $50,000 to its Vice President of Chemistry. The loan is in the form of a secured note carrying 7% interest, whose principal and interest is payable on demand.

   COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934

     Under the securities laws of the United States, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. All of the filing requirements were satisfied in 1997. In making this disclosure, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that have been filed with the Commission.

                              PROPOSAL 2

                 RATIFICATION OF INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended December 31, 1998, subject to ratification by the stockholders. Representatives of Ernst & Young LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.


                             STOCKHOLDER PROPOSALS

     No stockholder proposals were received.


   DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than March 30, 1999 in order to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 ANNUAL REPORT

     The Company's Annual Report which includes audited statements for the Company's fiscal year ended December 31, 1997, is being mailed with this Proxy Statement to stockholders of record on or about May 1, 1998. Any stockholder may request a copy of the Company's 1997 Form 10-KSB by writing to Steven J. Kemper, Chief Financial Officer, Vyrex Corporation, 2159 Avenida de la Playa, La Jolla CA 92037.

                                OTHER MATTERS

     The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed for will be voted in accordance with the judgment of the persons voting the proxies.

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy card promptly.

                                   By order of the Board of Directors.




                                   Carl M. Lewis
                                   Secretary

          SOLICITED BY THE BOARD OF DIRECTORS OF VYREX CORPORATION

          ANNUAL MEETING OF SHAREHOLDERS WEDNESDAY JUNE 3, 1998
                             VYREX CORPORATION

   THE UNDERSIGNED hereby appoints SHELDON HENDLER & STEVEN KEMPER their true and lawful proxies (with full power of substitution) to vote in their name, place and stead all shares in Vyrex Corporation that the undersigned owns or is entitled to vote at the Annual Meeting of Shareholders to be held June 3, 1998, and at any adjournment thereof, upon the matters listed below in accordance with the following instructions:

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. PLEASE SPECIFY CHOICES, DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                           FOLD AND DETACH HERE

Please mark your votes as indicated in this example

/X/

If any of the following boxes are checked the shares covered by this proxy will be voted in accordance herewith. If no box is checked the proxies will be voted for the persons nominated as directors by the Board of Directors. On other matters presented, the shares will be voted in accordance with the persons best judgement.


                           WITHHELD
                       FOR FOR ALL                         FOR AGAINST  ABSTAIN
                       / /   / /                           / /   / /      / /
ELECTION OF DIRECTORS                 2. TO VOTE FOR
NOMINEES:                             APPROVAL OF ERNST
Gregory Gilbert                       & YOUNG,  LLP, AS
Carl Lewis                            INDEPENDENT
Nolan Penn                            AUDITORS
Joyce Hendler
Dennis Carlo                          3. TO TRANSACT ANY
Sheldon Hendler                       OTHER BUSINESS THAT
Thomas Tierney                        MAY PROPERLY COME
                                      BEFORE THE ANNUAL
                                      MEETING OR ANY
                                      ADJOURNMENT THEREOF
-----------------------------------
For all nominees except as
noted above








                                       Receipt of the Vyrex Corporation
                                       Proxy Statement and 10-KSB for the
                                       year ended December 31, 1997 is
                                       hereby acknowledged. Please vote my
                                       shares as indicated on the face of this
                                       proxy.

Signature(s)                                                   Date
           -------------------------------------------------       ---------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                              FOLD AND DETACH HERE